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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) August 14, 2002

                         Commission File Number 0-23252

                            IGEN INTERNATIONAL, INC.

                           (Exact name of registrant)



                               Delaware 94-2852543

           (State of organization) (I.R.S. Employer Identification No)



               16020 Industrial Drive, Gaithersburg Maryland 20877

              (Address of principal executive offices and zip code)



                                 (301) 869-9800

                         (Registrant's telephone Number)



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Item 9.           REGULATION FD DISCLOSURE

IGEN International, Inc. is furnishing, as Exhibit 99.1 included herewith, the Certification Pursuant To 18 U.S.C. Section 1350 As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002.

The following exhibit is included herein:

               99.1 Certification  Pursuant To 18 U.S.C. Section 1350 As Adopted
                    Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002






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Signatures

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                IGEN International, Inc.

                                By: s/s George V. Migausky
                                --------------------------
                                George V. Migausky
                                Vice President Chief Financial Officer


Dated:   August 14, 2002



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                                  EXHIBIT INDEX



Exhibit                  Desscription

99.1 Certification Pursuant To 18 U.S.C. Section 1350 As Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act Of 2002